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                                                                  EXHIBIT 32.1

                                 CERTIFICATION

     I, Ronald J. Turner, President and Chief Executive Officer of TC PipeLines GP, Inc., the general partner of TC PipeLines, LP (the Partnership), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 hereby certify in connection with the Partnership's Quarterly Report on Form 10-Q for the period ended September 30, 2003 as filed with the Securities and Exchange Commission (the Report) on the date hereof, that:

     o the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated: November 13, 2003

                                     /s/ Ronald J. Turner
                                     -----------------------------------------
                                     Ronald J. Turner
                                     President and Chief Executive Officer
                                     TC PipeLines GP, Inc., as general partner
                                     of TC PipeLines, LP